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                     MULTI VEST-REGISTERED TRADEMARK- PLAN
                                VARIABLE ANNUITY

                      ISSUED BY VARIABLE ANNUITY ACCOUNT G
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

     SUPPLEMENT DATED DECEMBER 5, 2001 TO THE PROSPECTUS DATED MAY 1, 1997

This supplement updates and replaces certain information contained in your May 1, 1997, prospectus. Please read it carefully and keep it with your prospectus for future reference.

1. The fifth paragraph of the "Distributions Under The Contract--Death Proceeds" section on page 15 of the prospectus is hereby deleted and replaced with the following:

    The Beneficiary may elect to receive the death proceeds under any Annuity Option or as a lump sum payment. See "Annuity Benefit--Annuity Options." The death proceeds are calculated on the earlier of: (i) the date we receive proof of death and the Beneficiary makes an election as to an Annuity Option or a lump sum payment; or (ii) 60 days after our receipt of proof of death. See "Distributions Under The Contract--Payment."

2. The sixth paragraph of the "Distributions Under The Contract--Death Proceeds" section on page 15 of the prospectus is hereby deleted.

3.  The last paragraph of the "Distributions Under The Contract--Payment"
    section is hereby deleted and replaced with the following:

    Because you assume the investment risk with respect to amounts allocated to the Subaccounts and because certain Surrenders are subject to the Surrender Charge, the total amount paid upon Surrender of the Contract may be more or less than the total purchase payments made. Likewise, after the death proceeds are calculated they remain in the Accumulation Account and continue to be affected by the investment performance of the Subaccounts selected until they are paid to the Beneficiary. Accordingly, the amount of death proceeds received may be more or less than the death proceeds on the date they are calculated.

X.61897-01                                                         December 2001